Exhibit 99.1

A5 LABORATORIES INC.
2525 Robinhood Lane, Suite 1100
Houston, Texas 77005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To our shareholders:

Notice is hereby given that, pursuant to call of its directors, a special meeting of the shareholders of A5 Laboratories Inc. (the “Company”) will be held at 711 Louisiana Street, Suite 2100, Houston, Texas 77002 on Thursday, September 5, 2013 at 10:00 a.m.

At the special meeting, you and the other shareholders will vote on the following:

1. to approve the amendment and restatement of the articles of incorporation of the Company; and

2. to approve the amendment and restatement of the bylaws of the Company.

Our Board of Directors has unanimously approved the proposals and recommends that you vote in favor of proposals one and two.  All shareholders of record at the close of business on July 22, 2013 will be entitled to notice of, and to vote at, the special meeting, or any adjournment or postponement thereof, notwithstanding the transfer of any stock on the books of the Company after this record date.

By Order of the Board of Directors,

/s/ Frank Neukomm
Frank Neukomm
Chairman of the Board

Houston, Texas

August 13, 2013

YOUR VOTE IS VERY IMPORTANT.  PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON.  SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AT THE SPECIAL MEETING AND VOTE IN PERSON.

A5 LABORATORIES INC.
2525 Robinhood Lane, Suite 1100
Houston, Texas 77005

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 5, 2013

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies by the management of A5 Laboratories Inc. (the “Company”) for use at a Special Meeting of Shareholders of the Company and any adjournments thereof (the “Special Meeting”) to be held at the time and place specified below.

Date and Place of Meeting

The Special Meeting will be Thursday, September 5, 2013 at 10:00 am at 711 Louisiana Street, Suite 2100, Houston, Texas 77002.

Purpose of the Special Meeting

The purpose of the Special Meeting is to (i) consider and approve the adoption of the Amended and Restated Certificate of Incorporation of the Company, and (ii) consider and approve the adoption of the Amended and Restated Bylaws of the Company.

Record Date

The record date for purposes of determining the number of outstanding shares of Common Stock eligible to vote at the Special Meeting, and for determining the shareholders entitled to vote at the Special Meeting, is the close of business on July 22, 2013.  The transfer agent for the Company’s stock is Transfer Online.  Transfer Online’s telephone number is (503) 227-2950.

Required Vote

The approval and adoption of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company by the shareholders of the Company if the votes cast favoring the action exceed the votes cast opposing the action.  The common and preferred shareholders will vote together as a single group.  Each share of the Company’s common stock and preferred stock is entitled to one vote at the Special Meeting.

Voting and Revocation of Proxies

This Proxy Statement is accompanied by a proxy card which can you can use to authorized the proxies to vote his shares at the Special Meeting. The shareholder may indicate on his proxy card whether his shares are to be voted for or against approval and adoption of the proposals.  Your shares will be voted in accordance with your instructions, but if no express instructions are given on the proxy card your shares will be voted in favor of the proposals.  If you submit a proxy card authorizing the proxies to vote your shares at the Special Meeting, you may revoke the authority granted at any time before the shares are voted by (i) completing, signing and submitting a new proxy with a later date, (ii) attending the Special Meeting and voting in person, or (iii) filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Proposal 1 - To Approve the Adoption of the Amended and Restated Certificate of Incorporation of the Company

The Board of Directors of the Company has approved and is recommending to shareholders of the Company a proposal to approve the adoption of the Amended and Restated Certificate of Incorporation of the Company.  The amendments in the Amended and Restated Certificate of Incorporation of the Company will:

●	increase the authorized shares of common stock from 100,000,000 shares to 500,000,000 shares,

●	increase the authorized shares of preferred stock from 100,000,000 shares to 200,000,000 shares, and

●
remove the restriction on the preferred stock that if any voting rights are conferred on the preferred stock or any series, such preferred stock shall vote only on a share for share basis with the common stock on any matter for which such preferred stock or series has such rights.

A copy of the proposed Amended and Restated Certificate of Incorporation of the Company, along with this Proxy Statement,  is available for your review at http://transferonline.com/ProxyDocs/A5Laboratories.

The Board of Directors believe these amendments will provide it with greater flexibility to attract strategic investments.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”THE ADOPTION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY.

Proposal 2 - To Approve the Adoption of the Amended and Restated Bylaws of the Company

The Board of Directors of the Company has approved and is recommending to shareholders of the Company a proposal to approve the adoption of the Amended and Restated Bylaws of the Company.  The amendments in the Amended and Restated Bylaws of the Company will:

●
allow shareholders to take any action without a meeting, if one or more written consents setting forth the action so taken are signed by the shareholders entitled to vote with respect to the subject matter holding at least a majority of such voting power, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of consents is required;

●	allow directors to be elected by a plurality vote of shares cast at the meeting either in person or by proxy at the shareholder meeting or at a special meeting called for that purpose;

●	designate that special meetings may be called by the President, or by all of the directors provided that there are no more than three, or if more than three, by any three directors;

●	designate that only the board of directors may adopt, amend and repeal the Bylaws of the Company;

●	make other minor ministerial changes.

The Board of Directors believes these amendments to the Bylaws of the Company will provide the Board greater flexibility to advance the Company’s interests.

A copy of the proposed Amended and Restated Certificate of Incorporation Bylaws of the Company, along with this Proxy Statement,  is available for your review at http://transferonline.com/ProxyDocs/A5Laboratories.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDED AND RESTATED BYLAWS OF THE COMPANY.

By order of the Board of Directors,

/s/ Frank Neukomm
Frank Neukomm, Chairman

A5 LABORATORIES INC.

2525 Robinhood Lane, Suite 1100

Houston, Texas 77005

VOTE BY INTERNET - http://transferonline.com/ProxyDocs/A5Laboratories

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to A5 Laboratories Inc., c/o Transfer Online, 512 SE Salmon St., Portland, OR 97214.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

A5 LABORATORIES INC.		For	Withhold	For All
		All	All	Except
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSALS 1 THROUGH 2.
		☐	☐	☐

1.	Vote on Proposal	For	Against	Abstain

	Approve the Amended and Restated Articles of Incorporation of A5 Laboratories Inc.	☐	☐	☐

2.	Vote on Proposal	For	Against	Abstain

	Approve the Amended and Restated Bylaws of A5 Laboratories Inc.	☐	☐	☐

Authorized Signatures - This Section must be completed for your instructions to be executed.

(NOTE:   Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

A5 LABORATORIES INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 5, 2013

The undersigned hereby appoints Frank Neukomm and Robert Farr, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock and Preferred Stock of A5 Laboratories Inc. held of record by the undersigned on July 22, 2013 at the Special Meeting of Shareholders of A5 Laboratories Inc. on September 5, 2013, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 2. THE PROXIES NAMED HEREIN ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

[SEE REVERSE SIDE]